UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 11, 2011

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure. *

         President and Chief Executive Officer Len E. Williams and Chief Financial Officer Eric S. Nadeau made a presentation to current and potential investors on May 11, 2011 at D.A. Davidson's 13th Annual Financial Services Conference in Seattle, Washington.

    Attached as Exhibit 99.1 is a copy of the presentation materials that were provided at those meetings.

Item 9.01  Financial Statements and Exhibits. *

(d) Exhibits
The following exhibits are being furnished herewith:
Exhibit No.	Description
99.1	Home Federal Bancorp, Inc. Presentation Materials.

* The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Home Federal Bancorp, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

 *SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: May 11, 2011	By: /s/ Eric S. Nadeau Eric S. Nadeau Executive Vice President and Chief Financial Officer